UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2022

InPoint Commercial Real Estate Income, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40833	32-0506267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 826-8228

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.75% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share	ICR PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “may,” “could,” “should,” “expect,” “intend,” “plan,” “goal,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “variables,” “potential,” “continue,” “expand,” “maintain,” “create,” “strategies,” “likely,” “will,” “would” and variations of these terms and similar expressions indicate forward-looking statements. These forward-looking statements reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not factual or guarantees of future performance, and we caution stockholders not to place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to risks related to blind pool offerings, best efforts offerings, use of short-term financing, borrower defaults, changing interest rates, the effects of the COVID-19 pandemic, particularly on hospitality and retail properties, including our hotel, and on related mortgage loans and securities, and other risks detailed in the Risk Factors section in our most recent Annual Report on Form 10-K and in subsequent filings on Form 10-Q as filed with the Securities and Exchange Commission and made available on our website. Forward-looking statements reflect our management’s view only as of the date they are made and may ultimately prove to be incorrect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results except as required by applicable law. We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

Item 8.01 Other Events.

Distribution to Stockholders of Record as of November 30, 2022

On November 29, 2022, the Board of Directors of InPoint Commercial Real Estate Income, Inc. (the "Company") has authorized a distribution for each class of its common stock in the amount per share set forth below.

November 30, 2022 Record Date
	Gross Distribution	Stockholder Servicing Fee	Net Distribution
Class A Common Stock	$0.1042	N/A	$0.1042
Class D Common Stock	$0.1042	$0.0040	$0.1002
Class I Common Stock	$0.1042	N/A	$0.1042
Class P Common Stock	$0.1042	N/A	$0.1042
Class T Common Stock	$0.1042	$0.0137	$0.0905

The net distributions for each class of common stock (which represent the gross distribution less any stockholder servicing fees for the applicable class of common stock) are payable to stockholders of record as of close of business November 30, 2022 and will be paid on or about December 19, 2022. These distributions will be paid in cash or reinvested in shares of the Company's common stock for stockholders participating in the Company's distribution reinvestment plan.

Preferred Stock Dividend

On November 29, 2022, the Board of Directors of the Company has authorized the declaration and payment of a quarterly dividend on its 6.75% Series A Cumulative Redeemable Preferred Stock (NYSE: ICR PR A). A quarterly dividend of $0.421875 per share will be paid on December 30, 2022 to holders of record of the Company’s 6.75% Series A Cumulative Redeemable Preferred Stock on December 15, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

Date:	November 29, 2022	By:	/s/ Catherine L. Lynch
Catherine L. Lynch Chief Financial Officer